Dreyfus
Large Company
Growth Fund
Semi-Annual
Report

April 30, 1998

Dreyfus Large Company Growth Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   Recently we mailed you a special letter informing you that Dreyfus Large Company Growth Fund ceased offering shares as of April 27, 1998, and is in process of being liquidated. The Fund's assets will be distributed to shareholders, which we estimate will occur on or about June 30, 1998. Alternatively, you may wish to redeem your shares or exchange them for shares of another Dreyfus mutual fund prior to the date that the Fund is liquidated.

   As explained in the earlier letter, the Fund has attracted fewer investors than anticipated and, unfortunately, has not met management's expectations for asset growth.

   For its final six months, the fiscal period ended April 30, 1998, total return for the Fund was 12.78%,* while the Standard & Poor's 500 Composite Stock Price Index returned 22.50%.**

Economic Review

   Although real Gross Domestic Product (GDP) sustained a growth trend approaching 4% into the first quarter, incoming evidence suggests a shift to somewhat slower economic growth in coming months. Aggregate profit margins already have begun to narrow in some sectors. The conflicting pressures of a softening economy and a tightening labor market have kept the Federal Reserve Board (the "Fed") in neutral, although a bias favoring higher interest rates was resumed recently. Market interest rates have likewise stayed within a narrow range in recent months.

   While manufacturing has turned appreciably sluggish since year-end, this was overshadowed in the first quarter by a strong rebound in domestic demand. The industrial sector has been slowed by the strong dollar and by weak exports. However, with Asian economies still in turmoil, competition from Asian-made imports has emerged only gradually. The first-quarter rebound in domestic demand was fueled primarily by strong housing market conditions and rising real household incomes.

   Rising real wages that have been such a boon to consumers in recent months may also be taking a toll on corporate profit margins. The first sign of profit pressure was seen last year as the dollar strengthened. This year, profit margins have eroded further due to weak exports and falling prices in some sectors. However, accelerating wage growth that is apparent alongside limited pricing power may also prove a harbinger of profit margin erosion. Hence, a shift to slower economic growth that coexists with rising wage pressures creates a further risk to overall profit growth.

   The above pressures have kept Fed policy unchanged until now. However, policymakers are more concerned about wage growth than economic strains, as evidenced by a recent shift towards a tightening bias. Although long-term bond yields were below year-ago levels at the end of April, substantially lower yields have proven difficult to attain in the absence of lower short-term rates. This too could restrain the economic growth rate.

Market Overview

   The equity market trended generally higher for the six months following the sharp October 1997 market correction that occurred when the Asian currency and economic crises dominated the financial news headlines. Stock prices rose during November and early December as fears of an imminent worldwide depression subsided and the U.S. economy continued to grow at a solid rate.

   Strong U.S. economic growth led to a rise in long-term bond rates in early January, causing another sharp but brief stock market decline as investors feared that the Fed might raise short-term interest rates. When inflation data remained low during the first quarter, interest rates began to trend lower. The combination of low inflation, declining bond rates, solid economic growth and continued optimistic forecasts for corporate earnings growth in 1998 led to a steady climb in stock prices from mid-January into early April. Most market indices reached record levels, well above the previous 1997 highs.

Portfolio Focus

   The Fund's emphasis on companies with high earnings-growth expectations for the next 12 to 18 months included many technology, energy service, and health care shares that responded to sector and company-specific news during the past six months. Positive news benefited shares of America Online, Cooper Cameron, Global Industries, AES, McKesson, Tommy Hilfiger, and Clear Channel Communications. Underperformers that were hurt by reduced investor expectations included Starwood Hotels & Resorts, Green Tree Financial, Check Point Software Technologies, Etec Systems and Teva Pharmaceutical Industries, A.D.R.

   The ten largest positions at April 30, representing 45% of the Fund's assets, were America Online, Cooper Cameron, Global Industries, AES, McKesson, Tommy Hilfiger, Starwood Hotels & Resorts, Clear Channel Communications, Fremont General and Pharmacia & Upjohn.

   Thank you for choosing Dreyfus to serve your investment needs.

                                   Sincerely,

                                   /s/ Michael Schonberg

                                   Michael Schonberg
                                   Portfolio Manager

May 18, 1998
New York, N.Y.

*  Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Statement of Investments                             April 30, 1998 (Unaudited)

COMMON STOCKS-93.4%                                                                        SHARES            VALUE
-------------------------------------------------------------------------------         ------------      -----------
     Commercial Services--2.0%   At Home, Cl. A................................             8,000         $   266,500
                                                                                                          -----------
  Consumer Non-Durables--10.5%   Coca-Cola.....................................             4,000             303,500
                                 Jones Apparel Group........................(a)             4,000             239,250
                                 Philip Morris.................................             3,000             111,937
                                 Tommy Hilfiger.............................(a)            10,000             610,000
                                 Warnaco Group, Cl. A..........................             4,000             169,000
                                                                                                          -----------
                                                                                                            1,433,687
                                                                                                          -----------

       Consumer Services--6.2%   Clear Channel Communications...............(a)             6,000             565,500
                                 Sun International Hotels...................(a)             6,000             275,625
                                                                                                          -----------
                                                                                                              841,125
                                                                                                          -----------

  Electronic Technology--4.8%    Applied Materials..........................(a)             6,000             216,750
                                 Cisco Systems..............................(a)             6,000             439,500
                                                                                                          -----------
                                                                                                              656,250
                                                                                                          -----------
               Finance--18.8%    American International Group..................             1,500             197,344
                                 Associates First Capital, Cl. A...............             2,500             186,875
                                 Fremont General...............................            10,000             557,500
                                 Green Tree Financial..........................             6,000             244,500
                                 Old Republic International....................            10,000             452,500
                                 Starwood Hotels & Resorts.....................            11,500             577,156
                                 Vornado Realty Trust..........................             9,000             360,563
                                                                                                          -----------
                                                                                                            2,576,438
                                                                                                          -----------

         Health Services--4.7%   McKesson......................................             9,000             636,187
                                                                                                          -----------

       Health Technology--7.0%   Biovail International......................(a)            10,000             408,750
                                 Pharmacia & Upjohn............................            13,000             546,813
                                                                                                          -----------
                                                                                                              955,563
                                                                                                          -----------

    Industrial Services--22.8%   Cooper Cameron.............................(a)            10,000             664,375
                                 ENSCO International...........................            18,500             522,625
                                 Global Industries..........................(a)            28,000             635,250
                                 Rowan .....................................(a)            17,000             500,437
                                 Smith International........................(a)             5,000             293,750
                                 Transocean Offshore...........................             9,000             502,875
                                                                                                          -----------
                                                                                                            3,119,312
                                                                                                          -----------

 Producer Manufacturing--1.2%    General Electric..............................             2,000             170,250
                                                                                                          -----------

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                             April 30, 1998
(Unaudited)

COMMON STOCKS (continued)                                                                  SHARES            VALUE
-------------------------------------------------------------------------------         ------------      -----------
    Technology Services--10.6%   America Online.............................(a)             9,000         $   720,000
                                 Check Point Software Technologies..........(a)             7,000             205,625
                                 Microsoft..................................(a)             2,000             180,250
                                 Networks Associates........................(a)             5,000             342,500
                                                                                                          -----------
                                                                                                            1,448,375
                                                                                                          -----------

               Utilities--4.8%   AES........................................(a)            12,000             662,250
                                                                                                          -----------

                                 TOTAL COMMON STOCKS
                                    (cost $9,044,621)..........................                           $12,765,937
                                                                                                          ===========


                                                                                         Principal
                                                                                           Amount
                                                                                        ------------
Short-Term Investments--6.7%
-------------------------------------------------------------------------------
          U.S. Treasury Bills:   4.95%, 5/28/98................................            $494,000       $   492,311
                                 4.89%, 7/2/98.................................             434,000           430,380
                                                                                                          -----------

                                 TOTAL SHORT-TERMINVESTMENTS
                                    (cost $922,438)............................                           $   922,691
                                                                                                          ===========

TOTAL INVESTMENTS (cost $9,967,059)............................................              100.1%       $13,688,628
                                                                                             ======       ===========
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                (.1%)      $   (20,426)
                                                                                             ======       ===========
NET ASSETS.....................................................................              100.0%       $13,668,202
                                                                                             ======       ===========

Notes to Statement of Investments:
------------------------------------------------------------------------------------------------------------------------
(a) Non-income producing.


                          See notes to financial statements.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                  April 30, 1998 (Unaudited)

                                                                                                Cost          Value
                                                                                            ------------   -----------
ASSETS:                    Investments in securities--See Statement of Investments          $  9,967,059   $13,688,628
                           Cash...................................................                              51,577
                           Receivable for shares of Common Stock subscribed.......                              50,000
                           Dividends and interest receivable......................                               4,659
                           Prepaid expenses.......................................                              12,911
                                                                                                           -----------
                                                                                                            13,807,775
                                                                                                           -----------

LIABILITIES                Due to The Dreyfus Corporation and affiliates..........                              10,390
                           Due to Distributor.....................................                               2,759
                           Payable for investment securities purchased............                             113,714
                           Accrued expenses.......................................                              12,710
                                                                                                           -----------
                                                                                                               139,573
                                                                                                           -----------

NET ASSETS........................................................................                         $13,668,202
                                                                                                           ===========

REPRESENTED BY:            Paid-in capital........................................                         $ 9,592,178

                           Accumulated investment (loss)..........................                             (66,644)

                           Accumulated net realized gain (loss) on investments                                 421,099

                           Accumulated net unrealized appreciation (depreciation)
                             on investments--Note 4...............................                           3,721,569
                                                                                                           -----------

NET ASSETS........................................................................                         $13,668,202
                                                                                                           ===========

SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)...................                             683,541

NET ASSET VALUE, offering and redemption price per share--Note 3(d)...............                              $20.00
                                                                                                                ======



                        See notes to financial statements.


Dreyfus Large Company Growth Fund
----------------------------------------------------------------------------
Statement of Operations          Six Months Ended April 30, 1998 (Unaudited)

INVESTMENT INCOME


INCOME:                       Cash dividends (net of $177 foreign taxes
                                withheld at source)......................               $   36,817
                              Interest...................................                   10,147
                                                                                        ----------
                                Total Income.............................                               $   46,964


EXPENSES:                     Management fee--Note 3(a)..................                   45,540
                              Auditing fees..............................                   23,972
                              Shareholder servicing costs--Note 3(b).....                   18,839
                              Registration fees..........................                   13,869
                              Prospectus and shareholders' reports.......                    5,205
                              Custodian fees--Note 3(b)..................                    1,796
                              Interest expense--Note 2...................                    1,349
                              Directors' fees and expenses--Note 3(c)....                      544
                              Legal fees.................................                      461
                              Miscellaneous..............................                    2,033
                                                                                        ----------
                                Total Expenses...........................                                  113,608
                                                                                                        ----------


INVESTMENT (LOSS)........................................................                                  (66,644)
                                                                                                        ----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....              $   449,008
                              Net unrealized appreciation (depreciation)
                                on investments...........................                1,173,035
                                                                                       -----------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                1,622,043
                                                                                                        ----------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                               $1,555,399
                                                                                                        ==========



                       See notes to financial statements.

Dreyfus Large Company Growth Fund
-----------------------------------------------------------------------------
Statement Of Changes in Net Assets
                                                                                  SIX MONTHS ENDED
                                                                                   APRIL 30, 1998        YEAR ENDED
                                                                                     (UNAUDITED)     OCTOBER 31, 1997
                                                                                  ----------------   ----------------
OPERATIONS:
   Investment (loss)......................................................          $   (66,644)       $   (67,667)
   Net realized gain (loss) on investments................................              449,008          1,102,422
   Net unrealized appreciation (depreciation) on investments..............            1,173,035            742,711
                                                                                    -----------        -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations.....            1,555,399          1,777,466
                                                                                    -----------        -----------

DIVIDENDS TO SHAREHOLDERS FROM:
   Net realized gain on investments.......................................           (1,127,385)          (676,051)
                                                                                    -----------        -----------

CAPITAL STOCK TRANSACTIONS:
   Net proceeds from shares sold..........................................            1,057,665          4,831,482
   Dividends reinvested...................................................            1,118,954            674,094
   Cost of shares redeemed................................................           (1,165,583)        (3,450,411)
                                                                                    -----------        -----------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...            1,011,036          2,055,165
                                                                                    -----------        -----------
         Total Increase (Decrease) in Net Assets..........................            1,439,050          3,156,580

NET ASSETS:
   Beginning of Period....................................................           12,229,152          9,072,572
                                                                                    -----------        -----------
   End of Period..........................................................          $13,668,202        $12,229,152
                                                                                    ===========        ===========

Investment (loss).........................................................          $   (66,644)                --
                                                                                    -----------        -----------

                                                                                      Shares              Shares
                                                                                    -----------        -----------

CAPITAL SHARE TRANSACTIONS:
   Shares sold............................................................               58,088            268,164
   Shares issued for dividends reinvested.................................               64,160             41,078
   Shares redeemed........................................................              (62,883)          (183,083)
                                                                                    -----------        -----------
      Net Increase (Decrease) in Shares Outstanding.......................               59,365            126,159
                                                                                    ===========        ===========



                       See notes to financial statements.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common
Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                      Six Months Ended             Year Ended October 31,
                                                       April 30, 1998    -------------------------------------------
PER SHARE DATA:                                          (Unaudited)      1997        1996        1995      1994(1)
                                                      ----------------   ------      ------      ------    --------
   Net asset value, beginning of period.............       $19.59        $18.22      $14.79      $13.05     $12.50
                                                           ------        ------      ------      ------     ------
   Investment Operations:
   Investment income (loss)--net....................          .01          (.11)       (.08)        .07        .17
   Net realized and unrealized gain (loss)
      on investments................................         2.23          2.81        3.56        1.88        .38
                                                           ------        ------      ------      ------     ------
   Total from Investment Operations.................         2.24          2.70        3.48        1.95        .55
                                                           ------        ------      ------      ------     ------
   Dividends from investment income--net............           --            --        (.05)       (.21)        --
   Dividends from net realized gain
      on investments................................        (1.83)        (1.33)         --          --         --
                                                           ------        ------      ------      ------     ------
   Total Distributions..............................        (1.83)        (1.33)       (.05)       (.21)        --
                                                           ------        ------      ------      ------     ------
   Net asset value, end of period...................       $20.00        $19.59      $18.22      $14.79     $13.05
                                                           ======        ======      ======      ======     ======
TOTAL INVESTMENT RETURN.............................        12.78%(2)     16.27%      23.55%      15.29%      4.40%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of operating expenses to average net assets          .92%(2)      1.20%       1.26%        .85%        --
   Ratio of interest expense to average net assets..          .01%(2)        --          --          --         --
   Ratio of net investment income (loss) to
      average net assets............................         (.54%)(2)     (.58%)      (.56%)       .54%      1.37%(2)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager............           --           .33%        .32%       1.69%      1.97%(2)
   Portfolio Turnover Rate..........................        46.75%(2)    195.27%     153.78%      86.59%     12.08%(2)
   Average commission rate paid (3).................       $.0561        $.0513      $.0521          --         --
   Net assets, end of period (000's Omitted)........      $13,668       $12,229      $9,073      $6,187     $5,281

-----------------
(1) From December 29, 1993 (commencement of operations) to October 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales of investment securities.



                       See notes to financial statements.

Dreyfus Large Company Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

   Dreyfus Large Company Growth Fund (the "Fund") is a separate diversified series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as an open-end management investment company and operates as a series company currently offering nine series including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   As of April 30, 1998, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 487,487 shares of the Fund.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

   (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (c) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Bank Lines of Credit:

   The Fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings.

Dreyfus Large Company Growth Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

   The average daily amount of borrowings outstanding under both arrangements during the period ended April 30, 1998 was approximately $44,800, with a related weighted average annualized interest rate of 6.08%.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (b) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 1998, the Fund was charged an aggregate of $15,180 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended April 30, 1998, the Fund was charged $2,362 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended April 30, 1998, the Fund was charged $1,796 pursuant to the custody agreement.

   (c) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (d) A 1% redemption fee is charged and retained by the Fund on certain redemptions of Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

   (e) During the period ended April 30, 1998, the Fund incurred total brokerage commissions of $14,145, of which $50 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 1998 amounted to $5,542,990 and $6,445,786, respectively.

   At April 30, 1998, accumulated net unrealized appreciation on investments was $3,721,569, consisting of $3,820,302 gross unrealized appreciation and $98,733 gross unrealized depreciation.

   At April 30, 1998, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5--Subsequent Event:

   On April 27, 1998, the Board approved a proposal to liquidate the Fund, distribute the Fund's assets to Fund shareholders and close out Fund shareholder accounts. The liquidation is expected to occur on or about June 30, 1998. In anticipation of the Fund's liquidation, effective immediately, the Fund will be closed to any new investments.

Dreyfus Large Company
Growth Fund
200 Park Avenue
New York, NY 10166


Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940










Printed in U.S.A.                      250SA984